The RMR Group Inc. Announces Second Quarter Fiscal 2023 Financial Results May 3, 2023 Exhibit 99.2

2 Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.40 per share to shareholders of record as of the close of business on April 24, 2023. This dividend will be paid on or about May 18, 2023. Conference Call A conference call to discuss RMR’s fiscal second quarter results will be held on Thursday, May 4, 2023 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (877) 270-2148 or (412) 902-6510 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (412) 317-0088; the replay pass code is 3977667. A live audio webcast of the conference call will also be available in a listen-only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About The RMR Group The RMR Group is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. RMR’s vertical integration is supported by approximately 600 real estate professionals in more than 30 offices nationwide who manage over $37 billion in assets under management and leverage more than 35 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. "We are pleased with our second quarter results which were in line with our quarterly guidance and continue to reflect the benefits of RMR’s operating leverage, our diverse client base and our overall fee durability. In light of the current economic environment, especially for commercial real estate, we are focused on ensuring our clients remain well-positioned in case of prolonged economic headwinds. At the end of the second quarter, we believe our strong balance sheet, with almost $200 million of cash and no debt, provides us both the ability to weather the current economic environment while also ensuring we can opportunistically expand our platform." Adam Portnoy, President and Chief Executive Officer THE RMR GROUP INC. ANNOUNCES SECOND QUARTER FISCAL 2023 FINANCIAL RESULTS Newton, MA (May 3, 2023). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended March 31, 2023.

3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “anticipate,” “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering,” and similar expressions. Forward-looking statements reflect management’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the following: the dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; the long-term impact of the COVID-19 pandemic on its clients’ businesses; potential terminations of the management agreements with its clients; increases in or sustained high market interest rates, which may significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; its ability to obtain or create new clients for its business and other circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably and to grow and increase their market capitalizations and total shareholder returns; RMR's ability to maintain or increase the distributions RMR pays to its shareholders; changes to RMR's operating leverage or client diversity; litigation risks; risks related to acquisitions, dispositions and other activities by or among its clients; conditions to the completion of the TA-BP merger transaction that may result in that transaction not being completed or being delayed; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; its ability to retain the services of its managing directors and other key personnel; and RMR and its clients’ risks associated with RMR and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies. These factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the Securities and Exchange Commission (SEC), including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on its website and at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Investor Relations Contact Melissa McCarthy, Manager (617) 796-8230 WARNING REGARDING FORWARD-LOOKING STATEMENTS Corporate Headquarters Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458

Second Quarter Fiscal 2023 Financial Results

THE RMR GROUP INC.'S SECOND QUARTER FISCAL 2023 HIGHLIGHTS

Financial Measures

- Assets Under Management of $37.3 Billion
- Net Income of $41.3 Million, Net Income Attributable to The RMR Group Inc. of $18.5 Million, or $1.11 Per Diluted Share and Net Income Margin of 85.7 %
- Adjusted Net Income of $8.1 Million, or $0.49 Per Diluted Share
- Adjusted EBITDA of $25.3 Million and Adjusted EBITDA Margin of 50.0%
- Cash and Cash Equivalents of $198.0 Million and No Outstanding Debt Obligations

TA / BP Transaction

- On February 15, 2023, TravelCenters of America Inc. (TA) entered into a merger agreement with BP Products North America Inc. (BP), pursuant to which BP will acquire all of the outstanding shares of TA common stock for $86.00 per share in cash. Subject to shareholder approval, the transaction is expected to close May 15, 2023. While TA represented approximately $15.9 million of management services revenues for the fiscal year ended September 30, 2022, upon completion of the merger, RMR expects to receive:
  - Approximately $45 million in cash for termination fees
  - $53.5 million in cash for the sale of TA shares owned by RMR

AlerisLife Transaction

- On March 20, 2023, ABP Acquisition LLC successfully completed its acquisition of AlerisLife Inc. (AlerisLife) pursuant to a tender offer to acquire all outstanding shares of the common stock of AlerisLife for $1.31 per share in cash, representing an 85% premium to the 30-day average trading price prior to the tender offer announcement.
- This transaction is not expected to impact the revenues RMR receives related to AlerisLife.
- In conjunction with this transaction, AlerisLife is characterized as Private Capital for all periods presented.

5

THE RMR GROUP

6 THE RMR GROUP INC.'S SECOND QUARTER FISCAL 2023 HIGHLIGHTS (CONTINUED) ($ in thousands, except per share amounts) 2Q'23 Per Share 2Q'22 Per Share GAAP Financial Measures Net Income $ 41,302 $ 14,589 Net Income Margin 85.7% 29.6 % Net Income Attributable to The RMR Group Inc. $ 18,473 $ 1.11 $ 6,392 $ 0.39 Non-GAAP Financial Measures Adusted Net Income Attributable to The RMR Group Inc. $ 8,114 $ 0.49 $ 8,208 $ 0.50 Adjusted EBITDA $ 25,296 $ 25,704 Adjusted EBITDA Margin 50.0% 49.8 % Distributable Earnings $ 15,635 $ 0.49 $ 16,676 $ 0.53 Total Distributions $ 11,441 $ 0.40 $ 10,765 $ 0.38 Distribution Payout Ratio 73.2% 64.6 % Assets Under Management (AUM) AUM $ 37,269,282 $ 37,666,064 Perpetual Capital AUM $ 29,628,801 $ 30,403,703 Private Capital AUM $ 7,640,481 $ 7,262,361 Fee-Earning AUM $ 25,133,186 $ 28,915,333 All amounts in this presentation are unaudited. See Non-GAAP Financial Measures beginning on page 16 for disclosures and reconciliations to GAAP financial measures. See Notes & Definitions beginning on page 21 for notes and terms used throughout this presentation.

7 Managed Public Real Estate Capital Managed Private Real Estate Capital $29,628,801 79% $7,640,481 21% $37,269,282 $30,403,703 81% $7,262,361 19% $37,666,064 AUM AUM BY SOURCE ($ in thousands) 2Q'23 2Q'22 Fee-Earning AUM $20,741,282 83% $4,391,904 17% $25,133,186 $24,846,400 86% $4,068,933 14% $28,915,333 Perpetual Capital Private Capital

8 PERPETUAL CAPITAL AUM Commercial Real Estate Fee-Earning Sector AUM AUM Service Properties Trust (NASDAQ: SVC) Hotels / Retail $ 11,010,990 $ 7,457,879 Diversified Healthcare Trust (NASDAQ: DHC) Medical Office & Life Science / Residential 7,472,011 3,153,102 Office Properties Income Trust (NASDAQ: OPI) Office 5,955,112 3,104,337 Industrial Logistics Properties Trust (NASDAQ: ILPT) * Industrial 2,650,845 4,486,121 TravelCenters of America Inc. (NASDAQ: TA) Retail 1,911,147 1,911,147 Seven Hills Realty Trust (NASDAQ: SEVN) Diversified 628,696 628,696 Total Perpetual Capital $ 29,628,801 $ 20,741,282 ($ in thousands) * ILPT AUM excludes Mountain JV and ILPT Fee-Earning AUM includes Mountain JV.

9 PRIVATE CAPITAL AUM AND INVESTMENT PERFORMANCE Inception to 2Q'23 Date Fee-Earning Net Internal Net Internal AUM AUM Rate of Return (1) Rate of Return (1) Industrial Real Estate Funds ("Core Plus") * $ 3,941,093 $ 891,595 (2)% 6% Medical Office & Life Science Real Estate Funds ("Core Plus") 2,407,284 2,407,284 —% 16% Office Real Estate Funds ("Core Plus") 156,670 156,760 —% 5% Hotel Real Estate (Sonesta) 430,353 430,353 NA NA Residential Real Estate (AlerisLife) 279,453 279,453 NA NA Other Real Estate 425,628 226,459 NA NA Total Private Capital $ 7,640,481 $ 4,391,904 * Industrial Real Estate Funds AUM includes Mountain JV and Industrial Real Estate Funds Fee-Earning AUM excludes Mountain JV. ($ in thousands) See Notes & Definitions beginning on page 21.

10 AUM BY COMMERCIAL REAL ESTATE SECTOR 18% 18% 17% 19% 15% 13% Office Industrial Hotels Retail Residential Medical Office & Life Science

11 $32,785 $34,340 $26,408 $28,569 $6,377 $5,771 2Q'23 2Q'22 $11,408 $11,154 $9,287 $9,225 $2,121 $1,929 2Q'23 2Q'22 Managed Public Real Estate Capital Managed Private Real Estate Capital MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE $4,016 $3,794 $3,802 $3,661 $214 $133 2Q'23 2Q'22 $48,209 $49,288 $39,497 $41,455 $8,712 $7,833 2Q'23 2Q'22 See Notes & Definitions beginning on page 21. ($ in thousands) Base Business Management & Advisory Fees Base Property Management Fees Construction Supervision Fees Total Management & Advisory Services Revenues Perpetual Capital Private Capital

12 $89,218 $83,302 2Q'23 2Q'22 $218,236 $151,252 2Q'23 YTD 2Q'22 YTD $4,016 $3,794 2Q'23 2Q'22 $9,702 $7,027 2Q'23 YTD 2Q'22 YTD Managed Capital Spend MANAGED CAPITAL SPEND & CONSTRUCTION SUPERVISION FEES REVENUE ($ in thousands) QTD YTD Construction Supervision Fees

13 GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME ($ in thousands) (unaudited) 2Q'23 2Q'22 Revenues: Management services (1) $ 47,070 $ 48,151 Advisory services 1,139 1,137 Total management and advisory services revenues 48,209 49,288 Reimbursable compensation and benefits 14,883 13,506 Reimbursable equity based compensation 3,232 1,367 Other reimbursable expenses 142,095 133,493 Total reimbursable costs 160,210 148,366 Total revenues 208,419 197,654 Expenses: Compensation and benefits 34,536 31,710 Equity based compensation 3,769 1,988 Separation costs 500 217 Total compensation and benefits expense 38,805 33,915 General and administrative 9,460 8,470 Other reimbursable expenses 142,095 133,493 Depreciation and amortization 272 242 Total expenses 190,632 176,120 Operating income 17,787 21,534 Interest income 2,234 66 Unrealized gain (loss) on equity method investments accounted for under the fair value option 28,164 (4,560) Income before income tax expense 48,185 17,040 Income tax expense (6,883) (2,451) Net income 41,302 14,589 Net income attributable to noncontrolling interest (22,829) (8,197) Net income attributable to The RMR Group Inc. $ 18,473 $ 6,392 Substantially all revenues are earned from related parties. See Notes & Definitions beginning on page 21.

14 GAAP RESULTS: EARNINGS PER COMMON SHARE (amounts in thousands, except per share amounts) (unaudited) 2Q'23 2Q'22 Numerators: Net income attributable to The RMR Group Inc. $ 18,473 $ 6,392 Less: income attributable to unvested participating securities (219) (62) Net income attributable to The RMR Group Inc. used in calculating basic EPS 18,254 6,330 Effect of dilutive securities: Add back: income attributable to unvested participating securities 219 62 Add back: net income attributable to noncontrolling interest 22,829 8,197 Add back: income tax expense 6,883 2,451 Less: income tax expense assuming redemption of noncontrolling interest’s Class A Units for Class A Common Shares (1) (13,308) (4,894) Net income used in calculating diluted EPS $ 34,877 $ 12,146 Denominators: Common shares outstanding 16,620 16,502 Less: unvested participating securities and incremental impact of weighted average (212) (173) Weighted average common shares outstanding - basic 16,408 16,329 Effect of dilutive securities: Add: assumed redemption of noncontrolling interest’s Class A Units for Class A Common Shares 15,000 15,000 Add: incremental unvested shares 22 2 Weighted average common shares outstanding - diluted 31,430 31,331 Net income attributable to The RMR Group Inc. per common share - basic $ 1.11 $ 0.39 Net income attributable to The RMR Group Inc. per common share - diluted $ 1.11 $ 0.39 See Notes & Definitions beginning on page 21.

15 GAAP RESULTS: CONDENSED CONSOLIDATED BALANCE SHEETS ($ in thousands) (unaudited) March 31, 2023 September 30, 2022 Assets Cash and cash equivalents $ 197,979 $ 189,088 Due from related parties 118,849 108,821 Prepaid and other current assets 5,530 5,372 Total current assets 322,358 303,281 Property and equipment, net 4,537 2,495 Due from related parties, net of current portion 28,621 14,557 Equity method investments accounted for under the fair value option 70,939 49,114 Goodwill and intangible assets, net of amortization 2,042 2,057 Operating lease right of use assets 30,325 28,894 Deferred tax asset 13,252 17,112 Other assets, net of amortization 120,187 124,895 Total assets $ 592,261 $ 542,405 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 80,819 $ 80,221 Accounts payable and accrued expenses 23,461 16,745 Operating lease liabilities 5,013 4,693 Employer compensation liability 8,826 7,516 Total current liabilities 118,119 109,175 Operating lease liabilities, net of current portion 26,590 25,626 Amounts due pursuant to tax receivable agreement, net of current portion 23,308 23,308 Employer compensation liability, net of current portion 28,621 14,557 Total liabilities 196,638 172,666 Total equity 395,623 369,739 Total liabilities and equity $ 592,261 $ 542,405

16 Non-GAAP Financial Measures

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

(amounts in thousands, except per share amounts) (unaudited)	Net Income Attributable to The RMR Group Inc.	Add: Net Income Attributable to Noncontrolling Interest	Add: Income Tax Expense	Income Before Income Tax Expense	Less: Estimated Income Tax Expense (1)	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Three Months Ended March 31, 2023:								
Net income attributable to The RMR Group Inc.	$ 18,473	$ 22,829	$ 6,883	$ 48,185	$ (13,308)	$ 34,877	31,430	$ 1.11
Unrealized gain on equity method investments accounted for under the fair value option	(10,780)	(13,361)	(4,023)	(28,164)	7,779	(20,385)	31,430	(0.64)
Separation costs	192	237	71	500	(138)	362	31,430	0.01
Technology transformation investments	229	283	85	597	(165)	432	31,430	0.01
Adjusted net income attributable to The RMR Group Inc.	$ 8,114	$ 9,988	$ 3,016	$ 21,118	$ (5,832)	$ 15,286	31,430	$ 0.49
Three Months Ended March 31, 2022:								
Net income attributable to The RMR Group Inc.	$ 6,392	$ 8,197	$ 2,451	$ 17,040	$ (4,894)	$ 12,146	31,331	$ 0.39
Unrealized loss on equity method investments accounted for under the fair value option	1,733	2,171	656	4,560	(1,310)	3,250	31,331	0.10
Separation costs	83	103	31	217	(62)	155	31,331	0.01
Adjusted net income attributable to The RMR Group Inc.	$ 8,208	$ 10,471	$ 3,138	$ 21,817	$ (6,266)	$ 15,551	31,331	$ 0.50

(1) Estimated income tax expense assumes the hypothetical conversion of the noncontrolling interest and the resulting consolidated entities' estimated tax rates of approximately 27.6% and 28.7% for the three months ended March 31, 2023 and 2022, respectively.

17

THE RMR GROUP

18 RECONCILIATION OF EBITDA AND ADJUSTED EBITDA FROM NET INCOME ($ in thousands) (unaudited) 2Q'23 2Q'22 Net income $ 41,302 $ 14,589 Income tax expense 6,883 2,451 Depreciation and amortization 272 242 EBITDA 48,457 17,282 Other asset amortization 2,354 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 1,001 1,168 Separation costs 500 217 Straight line office rent (47) (85) Unrealized (gain) loss on equity method investments accounted for under the fair value option (28,164) 4,560 Distributions from equity method investments 598 208 Technology transformation investments 597 — Adjusted EBITDA $ 25,296 $ 25,704

19 CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE (amounts in thousands, except per share amounts) (unaudited) 2Q'23 2Q'22 Calculation of Net Income Margin: Total management and advisory services revenues $ 48,209 $ 49,288 Net income $ 41,302 $ 14,589 Net Income Margin 85.7% 29.6% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding incentive business management fees, if any) (1) $ 50,563 $ 51,642 Adjusted EBITDA $ 25,296 $ 25,704 Adjusted EBITDA Margin 50.0% 49.8% Calculation of Distributable Earnings: Adjusted EBITDA $ 25,296 $ 25,704 Less: Tax distributions to members (2) (9,661) (9,028) Distributable Earnings $ 15,635 $ 16,676 Class A and Class B-1 Common Share Distributions $ 6,641 $ 6,265 Class A Units Distributions 4,800 4,500 Total Distributions $ 11,441 $ 10,765 Calculation of Distributable Earnings per Share: Distributable Earnings $ 15,635 $ 16,676 Distributable Earnings Shares Outstanding 31,620 31,502 Distributable Earnings per Share $ 0.49 $ 0.53 See Notes & Definitions beginning on page 21.

20 RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is Net Income Margin, which represents net income divided by total management and advisory services revenues. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiatives or relate to noncash unrealized gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings Per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of RMR LLC which are paired with RMR Inc's. Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as unrealized gains and losses, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding incentive business management fees, if any). NON-GAAP FINANCIAL MEASURES

21 Notes & Definitions

22 NOTES Notes to page 11 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE The following tables present revenues by client: BASE BUSINESS MANAGEMENT & ADVISORY FEES ($ in thousands) 2Q'23 2Q'22 DHC $ 3,415 $ 4,966 ILPT 5,791 4,473 OPI 3,720 4,487 SVC 8,558 10,059 SEVN 1,139 1,137 TA 3,785 3,447 Total Perpetual Capital 26,408 28,569 AlerisLife 1,369 1,226 Sonesta 2,032 1,787 Other private entities 2,976 2,758 Total Private Capital 6,377 5,771 Total Base Business Management & Advisory Fees $ 32,785 $ 34,340 Notes to page 9 – PRIVATE CAPITAL AUM AND INVESTMENT PERFORMANCE (1) Net Internal Rate of Return (Net IRR) for the quarter represents a time-weighted return, which is calculated by determining the percentage change in net asset value based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees and joint venture and fund level expenses. Inception to date Net IRR represents a dollar-weighed return, which is calculated based on the timing of cash flows of the joint venture and fund. Partial year Net IRR is not annualized. Due to the nature of its calculation, the timing of investment cash flows reflected in Net IRR may differ from the timing of actual investment cash flows for the joint venture and fund. In addition, Net IRR may differ from an individual investor's Net IRR due to the timing of that investor's contributions to the joint venture or fund.

23 NOTES (CONTINUED) Notes to page 11 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE (CONTINUED) ($ in thousands) 2Q'23 2Q'22 BASE PROPERTY MANAGEMENT FEES DHC $ 1,490 $ 1,389 ILPT 3,315 2,724 OPI 3,537 4,094 SVC 945 1,018 Total Perpetual Capital 9,287 9,225 Other private entities 2,121 1,929 Total Private Capital 2,121 1,929 Total Base Property Management Fees $ 11,408 $ 11,154 CONSTRUCTION SUPERVISION FEES DHC $ 577 $ 1,049 ILPT 138 30 OPI 2,620 1,937 SVC 467 645 Total Perpetual Capital 3,802 3,661 Other private entities 214 133 Total Private Capital 214 133 Total Construction Supervision Fees $ 4,016 $ 3,794 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUES DHC $ 5,482 $ 7,404 ILPT 9,244 7,227 OPI 9,877 10,518 SVC 9,970 11,722 SEVN 1,139 1,137 TA 3,785 3,447 Total Perpetual Capital 39,497 41,455 AlerisLife 1,369 1,226 Sonesta 2,032 1,787 Other private entities 5,311 4,820 Total Private Capital 8,712 7,833 Total Management & Advisory Services Revenues $ 48,209 $ 49,288

24 $31,088,984 $22,836,308 $22,529,255 $12,276,681 $8,657,762 $8,657,762 $6,059,719 $3,855,970 $3,855,970 $5,632,464 $5,939,517 $5,632,464 $7,120,120 $4,383,059 $4,383,059 Historical Cost Market Capitalization Lower of $30,138,456 $18,201,439 $18,201,439 $11,010,990 $7,457,879 $7,457,879 $5,955,112 $3,104,337 $3,104,337 $5,700,343 $4,486,121 $4,486,121 $7,472,011 $3,153,102 $3,153,102 Historical Cost Market Capitalization Lower of 0 DHC ILPT OPI SVC NOTES (CONTINUED) As of March 31, 2023 As of March 31, 2022 Notes to page 13 – GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME (1) Management services revenues includes base business management fees earned from the Managed Equity REITs monthly based upon the lower of (i) the average historical cost of each REIT’s properties and (ii) each REIT’s average market capitalization. The information presented in the charts below is as of March 31, 2023 and 2022 and may differ from the basis on which base business management fees are calculated ($ in thousands):

25 Notes to page 19 – CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE (1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earns pursuant to its management agreements. These amounts are calculated pursuant to the contractual formulas and do not deduct other asset amortization of $2,354 for each of the three months ended March 31, 2023 and 2022, required to be recognized as a reduction to management services revenues in accordance with GAAP. (2) Under the RMR LLC operating agreement, RMR LLC is required to make quarterly pro rata cash distributions to RMR and its noncontrolling interest based on each’s estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For the three months ended March 31, 2023 and 2022, RMR LLC made required quarterly tax distributions as follows: NOTES (CONTINUED) ($ in thousands) 2Q'23 2Q'22 RMR LLC tax distributions to The RMR Group Inc. $ 5,116 $ 4,751 RMR LLC tax distributions to non-controlling interest 4,545 4,277 Total RMR LLC tax distributions to members $ 9,661 $ 9,028 Notes to page 14 – GAAP RESULTS: EARNINGS PER COMMON SHARE RMR calculates earnings per share (EPS) using the two-class method. As such, earnings attributable to unvested participating shares are excluded from earnings before calculating per share amounts. In addition, diluted EPS includes the assumed issuance of Class A Common Shares pursuant to RMR’s equity compensation plan using the treasury stock method and the issuance of Class A Common Shares related to the assumed redemption of the noncontrolling interest’s 15,000,000 Class A Units using the if-converted method. In computing the dilutive effect, if any, that the assumed redemption would have on EPS, RMR considered that net income available to holders of Class A Common Shares would increase due to elimination of the noncontrolling interest offset by any tax effect, which may be dilutive. For the three months ended March 31, 2023 and 2022, the assumed redemption of the 15,000,000 Class A Units is dilutive to earnings per share. (1) Income tax expense assumes the hypothetical conversion of the noncontrolling interest, which results in estimated tax rates of 27.6% and 28.7% for the three months ended March 31, 2023 and 2022, respectively.

26 • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM is calculated as: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and the Private Capital clients (excluding Sonesta), plus (ii) the gross book value of real estate assets, property and equipment of AlerisLife, TA and Sonesta, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment at SEVN. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2022, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. Generally Accepted Accounting Principles. • Managed Equity REITs refers to Diversified Healthcare Trust (DHC), Industrial Logistics Properties Trust (ILPT), Office Properties Income Trust (OPI) and Service Properties Trust (SVC). • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital refers to capital with an indefinite duration, which may be terminated under certain conditions, and includes the Managed Equity REITs, Seven Hills Realty Trust (SEVN), and TravelCenters of America Inc. (TA). • Private Capital primarily consists of private entities that own commercial real estate, AlerisLife Inc. and Sonesta International Hotels Corporation (Sonesta). Some of the Managed Equity REITs own minority interests in certain of these entities. AlerisLife was a publicly traded company until March 20, 2023 when it was acquired by a subsidiary of ABP Trust. As a result, amounts for AlerisLife are characterized as Private Capital for all periods presented. DEFINITIONS